Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement on Form N-1A of Toews Hedged Oceana Fund, Toews Tactical Income Fund, Toews Hedged U.S. Fund, Toews Hedged U.S. Opportunity Fund, Toews Unconstrained Income Fund, and Toews Tactical Defensive Alpha Fund (the Funds), each a separate series of Northern Lights Fund Trust, of our report dated June 27, 2025, relating to the financial statements and financial highlights of the Funds, appearing in the Form N-CSR for the year ended April 30, 2025, which are part of such Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” “Policies and Procedures for Disclosure of Portfolio Holdings,” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 22, 2025

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement on Form N-1A of Toews Agility Shares Dynamic Tactical Income ETF, a series of Northern Lights Fund Trust, of our report dated June 27, 2025, relating to the financial statements and financial highlights of Toews Agility Shares Dynamic Tactical Income ETF, appearing in the Form N-CSR for the year ended April 30, 2025, which are part of such Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” “Fund Service Providers,” “Policies and Procedures for Disclosure of Portfolio Holdings,” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 22, 2025

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement on Form N-1A of Toews Agility Shares Managed Risk ETF, a series of Northern Lights Fund Trust, of our report dated June 27, 2025, relating to the financial statements and financial highlights of Toews Agility Shares Managed Risk ETF, appearing in the Form N-CSR for the year ended April 30, 2025, which are part of such Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” “Fund Service Providers,” “Policies and Procedures for Disclosure of Portfolio Holdings,” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 22, 2025